UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2012

Retirement Strategies Portfolios
Retirement Strategy 2010
Retirement Strategy 2015
Retirement Strategy 2020
Retirement Strategy 2030
Retirement Strategy 2040
Retirement Strategy 2050

Goldman Sachs Retirement Strategies Portfolios

■	RETIREMENT STRATEGY 2010

■	RETIREMENT STRATEGY 2015

■	RETIREMENT STRATEGY 2020

■	RETIREMENT STRATEGY 2030

■	RETIREMENT STRATEGY 2040

■	RETIREMENT STRATEGY 2050

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Principal Investment Strategies and Risks

Effective September 10, 2012, the Retirement Strategies Portfolios may depart from their principal investment strategies as described below as they prepare to liquidate and distribute their assets to investors.

The Retirement Strategies Portfolios are expected to invest all of their assets in a combination of affiliated underlying core equity, core fixed income, and other diversifier funds (“Underlying Funds”). Each Portfolio employs an asset allocation strategy designed for investors planning to retire at or around age 65 in approximately the calendar year designated in the Portfolio’s name (target date). As the Portfolios are further away from their target date, the Portfolios will have a higher allocation to equity investments and will therefore have greater risk exposure to those risks associated with equity investments. As the Portfolios approach (and pass) their individual target date, their asset allocations will shift so that they invest a greater percentage of their assets in underlying fixed income funds. The Portfolios will then be more susceptible to the risks associated with fixed income investments. The principal value of a Portfolio is not guaranteed at any time and a Portfolio may experience losses, including near, at, or after the target date. There is no guarantee that a Portfolio will provide adequate income at and through retirement.

The Portfolio is subject to the risk factors of the Underlying Funds in direct proportion to its investments in those Underlying Funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, as well as the allocation among those Underlying Funds by the Investment Adviser. An Underlying Fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the Underlying Funds in which the Portfolio invests, and the size of the investments in the Underlying Funds, may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

What Differentiates Goldman Sachs’ Approach to Retirement Strategies?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale.

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Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 65 professionals with significant academic and practitioner experience.

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Goldman Sachs’ Portfolio Management Teams offer expert management of the underlying Goldman Sachs mutual funds in which each Retirement Strategy Portfolio (each, a “Portfolio”) invests. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Retirement Strategy Portfolio represents a diversified global portfolio on the efficient frontier. Aimed at helping investors reach their retirement goals, each Portfolio is designed to invest within a specified core equity, core fixed income and other diversifying asset class range, becoming more conservative as the Portfolio approaches and passes its target date. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each Portfolio, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the core equity, core fixed income or other diversifying asset classes arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended August 31, 2012

To construct the Retirement Strategies Portfolios (the “Portfolios”), the Quantitative Investment Strategies (“QIS”) team makes active decisions based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, in order to benefit from changing conditions in global capital markets, the QIS team shifts assets away from the existing allocation (i.e., tactically tilting the Portfolios’ positions in certain asset classes and countries from their strategic, long-term weights).

The QIS team’s Global Tactical Asset Allocation (GTAA) model, which drives the tactical views implemented in the Portfolios, uses financial and economic factors in seeking to capture intuitive fundamental relationships across markets that are grounded in financial theory and have behavioral or economic motivation. The QIS team’s approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and, through proprietary daily risk models, to carefully construct and manage risk in the Portfolios.

During the 12-month period ended August 31, 2012, the QIS team enhanced the GTAA model by refining various signals (which are signs indicating that it may be a good time to buy or sell an investment) in its currency, bond and equity strategies.

MARKET REVIEW

Goldman Sachs Retirement Strategies Portfolios

Market Review

Shifting investor sentiment drove the performance of the equity and fixed income markets during the 12 months ended August 31, 2012 (“the Reporting Period”).

Equity Markets

After a weak start, U.S. equities overall generated double-digit gains for the Reporting Period as a whole. International equity markets — despite some dramatic gains and losses — ended the Reporting Period virtually flat.

The U.S. equity market began the Reporting Period in September with a decline, capping an extraordinarily volatile third quarter. Market sentiment was dominated by increasing investor concern about the U.S. economy and sovereign debt issues. Meanwhile, worries about Europe’s sovereign debt crisis and a global economic slowdown forced sharp declines in international equities. Overall, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

In addition, Standard & Poor’s Ratings — for the first time in the history of its ratings — downgraded U.S. debt from AAA, sending a shock through the global equity markets. Markets were further shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. The equity markets rallied back in October following a preliminary plan to resolve the European sovereign debt crisis. U.S. stocks also benefited from news the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis.

For the remainder of 2011, the U.S. equity market was virtually flat, as some improving economic indicators were offset by other challenges. These challenges included the downgrade of ratings by Standard & Poor’s on several large banks and the Congressional budget deficit supercommittee failing to come to agreement on spending cuts. For their part, international equity markets stumbled, as debate over the fate of the European Union (“EU”) intensified. The Greek and Italian governments were replaced by technocrats; credit conditions tightened for banks; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japan announced its economy had grown at an annualized pace of 6% during the third quarter. Nevertheless, the Japanese equity market struggled as Japanese companies experienced meaningful production disruption from severe flooding in Thailand, and the fallout from a corporate scandal weighed on its fourth quarter 2011 performance.

During the first quarter of 2012, the U.S. equity market rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until late 2014. Fourth quarter 2011 U.S. Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. Strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high in February. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

MARKET REVIEW

Meanwhile, and in spite of downgrades of European sovereign debt by Standard & Poor’s Ratings, international equity markets reflected improved sentiment that a financial crisis would be averted through liquidity provided by the European Central Bank’s (“ECB”) longer-term refinancing operation (“LTRO”) and the proposal of an EU “fiscal compact.” Japanese equities rallied as the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s surprise monetary policy easing, which was to be accomplished through increased asset purchases.

By April, optimism about Europe had given way to fear of an EU break-up, a sentiment that would last into June. The changing political landscape in Europe unnerved European equity markets, and concern intensified about the health of Spanish banks and a Greek exit from the EU. Despite additional easing by the Bank of Japan, the yen strengthened versus the U.S. dollar, putting pressure on Japanese equities. In the U.S., equities retreated during April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter GDP estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Europe’s troubles and disappointing economic reports from faster growing regions of the world also renewed fears of a global economic slowdown. Investors’ gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, global equity markets, including the U.S. equity market, rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

U.S. and international equities made further gains in July and August. In August, for example, the Standard & Poor’s 500® Index (the “S&P 500 Index”) reached its highest level since May 2008. The U.S. reported modest second quarter GDP growth of 1.5% amidst evidence of a still sluggish labor market. However, further evidence of a housing recovery emerged, including increases in home sales and prices, buoying investor confidence. In Europe, several manufacturing surveys disappointed; Spanish bond yields hit 7.75% on wider bailout fears; and Moody’s Investors Service put virtually all remaining AAA-rated European countries on watch. However, the ECB cut its main lending rate to a record low 0.75%, and the European equity markets reacted positively to ECB president Mario Draghi’s strong statements in support of the euro and the ECB’s willingness to take action, anticipating further new action and details from the ECB’s September meeting. The Japanese equity market declined late in the Reporting Period on disappointing GDP growth of 0.3% for the fourth quarter, an increasing trade deficit and the possibility that an unpopular consumption tax would be passed.

For the Reporting Period overall, the S&P 500 Index (with dividends reinvested) recorded a double-digit gain of 18.00% and the Russell 3000® Index generated a return of 17.03%. From a capitalization perspective, U.S. large-cap companies performed best. U.S. small-cap stocks and mid-cap stocks followed, generating similar returns as each other. Growth stocks and value stocks performed in line with each other in the large-cap segment of the U.S. equity market; while value stocks outpaced growth stocks in the small-cap and mid-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, telecommunication services, information technology and consumer discretionary posted the strongest returns. Materials and energy lagged the broader U.S. equity market most during the Reporting Period on concerns of slowing global economic growth.

MARKET REVIEW

The international equity markets, as represented by the Morgan Stanley Capital International Europe, Australia and Far East [MSCI EAFE Index (net)], returned -0.04% during the Reporting Period. The materials sector declined sharply on concern that the global economy was slowing, while defensive sectors such as consumer staples and health care outperformed.

Fixed Income Markets

Riskier non-U.S. Treasury sectors, including high yield and investment grade corporate bonds, generally outperformed U.S. Treasuries during the Reporting Period. The benchmark 10-year U.S. Treasury yield fell to 1.55% at the end of August 2012, down from 2.22% at the end of August 2011.

When the Reporting Period began, riskier fixed income sectors were under pressure, as U.S. government bonds rallied in response to concern that the U.S. and Europe were headed back into recession. High yield corporate bonds significantly underperformed U.S. Treasuries in September 2011. With economic growth slowing and markets under stress, the Fed opted for further stimulus at its September meeting. Through Operation Twist, the Fed said it would extend the maturity of its portfolio of securities by selling $400 billion in short-term U.S. Treasuries and buying the same amount of longer-term U.S. Treasuries.

The fourth quarter of 2011 was particularly volatile for the fixed income markets. In October, spread, or non-U.S. Treasury, sectors, performed well. U.S. economic data were more consistently above forecast, and third quarter GDP was the strongest year to date at an annualized rate of 2.5%. October’s nonfarm payrolls showed the addition of 80,000 jobs, and the unemployment rate ticked down to 9%. As a result, the market showed willingness to take on some risk. For example, high yield corporate bonds outperformed U.S. Treasuries in October by 6.30%. However, the spike in riskier asset prices was short-lived as U.S. Treasuries rallied in November and spread sectors underperformed. In our view, two key factors drove this volatility: uncertainty about the global growth outlook and escalation of the European sovereign debt crisis.

Risk appetite rebounded more decisively in December around the ECB’s announcement that it would offer banks an unlimited amount of low-cost, three-year loans. Participation was stronger than markets had anticipated, with 489 billion of total borrowing. The ECB loans significantly reduced concerns about bank solvency. With further gains in U.S. economic data, including stronger than expected manufacturing and employment reports, riskier asset classes rallied. Investment grade corporate bonds, for example, outpaced U.S. Treasuries by 0.99% in December.

The outperformance of riskier asset classes continued through March 2012, supported by the Fed’s accommodative policy and a continued trend of improving economic data. U.S. manufacturing activity expanded, and the January nonfarm payrolls report of 243,000 new jobs was much stronger than anticipated. Previous months’ job gains were revised upward, and the unemployment rate slid to a three-year low of 8.3%. Consumer spending hit a seven-month high, and March’s consumer confidence survey was the strongest it had been in more than a year. Despite the favorable risk environment, persistently strong demand for core government bonds prevented any substantial increase in U.S., Japanese and German yields.

MARKET REVIEW

Economic data softened in April, slowing the strong rally in riskier asset classes. Nonfarm payrolls were below expectations, with just 115,000 new jobs, and there was a small drop in unemployment, to 8.1%. In May, government yields in the U.S. and Germany fell to multi-decade lows. Ten-year U.S. Treasury yields and 10-year U.K. government bond yields ended the month at 1.56% and 1.57%, respectively. German 10-year bund yields fell 46 basis points to a near-record low of 1.20%. Japan’s 10-year government bond yield ended the month down 8 basis points. (A basis point is 1/100th of a percentage point.) May was also a tough month for riskier assets, with emerging market sovereign bonds underperforming U.S. Treasuries by more than 5%. U.S. nonfarm payrolls increased by 69,000 jobs, less than half the expected gain. The jobs data boosted market expectations for additional quantitative easing by the Fed.

Risk assets outperformed U.S. Treasuries in June and through the remainder of the Reporting Period, as investors sought higher yields in the low interest rate environment. On August 17th, the U.S. Treasury announced it would take steps to expedite the winding down of Fannie Mae and Freddie Mac, with the aim of shrinking the U.S. government’s role in the mortgage market. Market expectations for more quantitative easing by the Fed also increased in August in response to minutes from the August meeting and Fed Chairman Bernanke’s speech at Jackson Hole. Though overall U.S. economic growth remained sluggish, the second quarter 2012 S&P/ Case-Shiller Home Price Index showed the strongest quarter-to-quarter gain since the index’s inception in 2006.

Over the Reporting Period as a whole, higher yielding sectors generally outperformed U.S. Treasuries. In the U.S. fixed income market, high yield corporate bonds outperformed the most, with the Barclays U.S. High Yield Bond Index (2% Cap) rising 13.80%. U.S. mortgage-backed securities were the weakest performers, with the Barclays U.S. Securitized Index gaining 4.04% during the Reporting Period. The global fixed income market, as represented by the Barclays Global Aggregate Bond Index (U.S. dollar hedged), returned 1.58% during the Reporting Period. Emerging markets debt, as represented by the JP Morgan EMBI Global Diversified Index, returned 12.48%. Local emerging markets debt, as measured by the J.P. Morgan GBI-EM Global Diversified Index (U.S. dollar hedged), declined 1.00%.

Regional and Sector Preferences

Equities

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Regional — The Quantitative Investment Strategies (“QIS”) team, which was bullish on equities versus fixed income at the start of the Reporting Period, was bearish on both asset classes during most of the fourth quarter 2011. From the beginning of 2012 through the end of the Reporting Period, the QIS team grew increasingly bullish on stocks versus bonds, largely because of the inexpensive long-term valuations and strong momentum of stocks. Starting in the fourth quarter of 2011, the QIS team favored U.S. stocks over international stocks and preferred developed market equities over emerging market equities. The QIS team implemented its country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as two of the Retirement Strategies Portfolios’ (the “Portfolios”) Underlying Funds.

MARKET REVIEW

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Style and Size — Among U.S. equities, the QIS team maintained a bullish stance through the Portfolios’ Underlying Funds on U.S. growth stocks, mainly because of more supportive macroeconomic conditions and strong momentum for U.S. growth stocks. When the Reporting Period began, the QIS team held a bearish position through Underlying Funds in small-cap stocks versus large-cap stocks because small-cap stocks appeared relatively expensive. Then, for the first months of 2012, the QIS team adopted a neutral view on small-cap stocks and large-cap stocks as supportive macroeconomic conditions for small-cap stocks were offset by their more expensive valuations. In the second calendar quarter, the QIS team grew bullish on large-cap stocks because of the expensive valuations of small-cap stocks.

Fixed Income

Throughout the Reporting Period, the QIS team favored international fixed income over U.S. fixed income because U.S. bonds appeared relatively expensive. Within U.S. fixed income, the QIS team was bearish on high yield bonds relative to investment grade bonds at the beginning of the Reporting Period. In early 2012, as strong momentum for high yield bonds was offset by less supportive macroeconomic conditions, the QIS team adopted a neutral view. The QIS team later became bullish on high yield bonds versus investment grade bonds as a result of the relatively strong momentum of high yield bonds, supportive macroeconomic conditions and low default risk.

At the beginning of the Reporting Period, the QIS team preferred developed markets debt over emerging markets debt. Specifically, the QIS team was bearish on U.S. dollar-denominated emerging markets debt and local emerging markets debt (through which the Portfolios gain exposure to local currencies) because of relatively weak momentum and low risk premiums. In the fourth calendar quarter, the QIS team became bullish on U.S. dollar-denominated emerging markets debt versus developed markets debt but bullish on developed markets debt over local emerging markets debt as a result of weak momentum in local currencies. In the last few months of the Reporting Period, the QIS team grew more bullish on U.S. dollar-denominated emerging markets debt versus developed markets debt because of strong momentum, supportive macroeconomic conditions and high risk premiums. The QIS team also adopted a bullish stance on local emerging markets debt versus developed markets debt as a result of strong momentum in emerging currencies.

PORTFOLIO RESULTS

Goldman Sachs Retirement Strategies Portfolios

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Retirement Strategies Portfolios’ (the Portfolios) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Portfolios” perform during the Reporting Period?

A

Goldman Sachs Retirement Strategy 2010 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 6.35%, 6.56%, 6.73% and 6.08%, respectively. This compares to the 7.80% average annual total return of the Portfolio’s blended benchmark, which is comprised 25% of the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), 50% of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) and 25% of the MSCI EAFE Index (Net) (“MSCI EAFE Index”), during the same period.*

Goldman Sachs Retirement Strategy 2015 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 6.51%, 7.04%, 6.84% and 6.26%, respectively. This compares to the 8.16% average annual total return of the Portfolio’s blended benchmark, which is comprised 30% of the S&P 500® Index, 40% of the Barclays Index and 30% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2020 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 6.49%, 7.05%, 6.84% and 6.22%, respectively. This compares to the 8.36% average annual total return of the Portfolio’s blended benchmark, which is comprised 34% of the S&P 500® Index, 32% of the Barclays Index and 34% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2030 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 7.04%, 7.49%, 7.27% and 6.67%, respectively. This compares to the 8.60% average annual total return of the Portfolio’s blended benchmark, which is comprised 39% of the S&P 500® Index, 22% of the Barclays Index and 39% the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2040 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 7.16%, 7.56%, 7.43% and 6.94%, respectively. This compares to the 8.72% average annual total return of the Portfolio’s blended benchmark, which is comprised 42% of the S&P 500® Index, 16% of the Barclays Index and 42% of the MSCI EAFE Index, during the same period.*

Goldman Sachs Retirement Strategy 2050 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of 7.30%, 7.68%, 7.61% and 6.99%, respectively. This compares to the 8.81% average annual total return of the Portfolio’s blended benchmark, which is comprised 44% of the S&P 500® Index, 11% of the Barclays Index and 45% of the MSCI EAFE Index, during the same period.*

The components of the Portfolios’ blended benchmarks generated average annual total returns of 17.95%, 5.76% and -0.04% for the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index, respectively, during the same period. The differing returns of the Portfolios’ blended benchmarks reflect the varying percentages of the components comprising each blended benchmark.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	Though all six Portfolios generated positive absolute returns during the Reporting Period, they underperformed in relative terms. Security selection within the Underlying Funds hampered the Portfolios most. Our strategic, long-term asset allocation policy and quarterly tactical decisions contributed positively to relative results.

*	The composition of the blended benchmark changes over time based on the Portfolios’ “glide path,” which represents the Portfolios’ expected target strategic allocations over time as each Portfolio approaches and passes its target date.

PORTFOLIO RESULTS

Q	How did Global Tactical Asset Allocation decisions help or hurt the Portfolios’ performance during the Reporting Period?

A	Overall, during the Reporting Period, the implementation of our quarterly tactical views added to the performance of all six Portfolios. On the equity side, the Portfolios benefited from their underweight through the Underlying Funds to emerging market stocks versus developed market stocks. An overweighted position in U.S. equities versus international equities boosted relative results. The Portfolios’ underweight through the Underlying Funds in U.S. small-cap stocks versus U.S. large-cap stocks dampened relative performance. In terms of our fixed income tactical decisions, the Portfolios’ underweight through the Underlying Funds in high yield bonds versus investment grade bonds contributed positively to relative returns at the beginning of the Reporting Period. This underweighted position detracted slightly during the fourth quarter of 2011 as high yield bonds outperformed investment grade bonds.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	During the Reporting Period, the performance of the Underlying Funds overall detracted from the Portfolios’ returns. Among underlying equity funds, the Goldman Sachs Structured Small Cap Equity Fund and the Goldman Sachs Structured Large Cap Value Fund underperformed most relative to their respective benchmark indices. The Goldman Sachs Strategic Growth Fund and the Goldman Sachs Structured Large Cap Growth Fund performed best relative to their respective benchmark indices.

On the fixed income side, the Goldman Sachs High Yield Fund and the Goldman Sachs Inflation Protected Securities Fund underperformed their respective benchmarks the most. The Goldman Sachs Core Fixed Income Fund performed best relative to its benchmark index during the Reporting Period.

Among alternative investment strategies, the Goldman Sachs Commodity Strategy Fund underperformed its benchmark index the most. The Goldman Sachs Real Estate Securities Fund and the Goldman Sachs International Real Estate Securities Fund outperformed their respective benchmark indices.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance return and for hedging purposes.

Q	What tactical changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	At the beginning of the fourth quarter of 2011, we were bearish on both stocks and bonds because of the weak momentum of stocks and the expensive valuations of bonds. Near the end of the fourth quarter, we became bullish on stocks versus fixed income as a result of stocks’ inexpensive valuations. In the second quarter of 2012 and through the end of the Reporting Period, we grew even more bullish on stocks, a view driven primarily by the inexpensive valuations and strong momentum of stocks. When the Reporting Period began in September 2011, we were bearish on U.S. equities versus international equities, but we became increasingly bullish on U.S. equities over the course of the Reporting Period. During the first half of the Reporting Period, we increased our bearish view on emerging market stocks and our bullish view on developed market stocks in response to the comparatively expensive valuations and weak momentum of emerging market equities. At the start of the Reporting Period, the Portfolios were underweight U.S. small-cap stocks versus U.S. large-cap stocks because small-cap stocks appeared relatively expensive. We shifted the Portfolios to a neutral position in small-cap stocks and large-cap stocks during the first months of 2012 as supportive macroeconomic conditions for small-cap stocks were offset by their more expensive valuations. However, during the second calendar quarter, we became bullish on large-cap stocks versus small-cap stocks, a view we maintained through the end of the Reporting Period. We grew increasingly bullish on U.S. growth stocks versus U.S. value stocks over the course of the Reporting Period.

PORTFOLIO RESULTS

In fixed income, we moved the Portfolios from an underweight in U.S. high yield bonds versus U.S. investment grade bonds to a neutral position as relatively strong momentum for high yield bonds was offset by less supportive macroeconomic conditions. In the second quarter of 2012, we became bullish on high yield bonds relative to investment grade bonds. We shifted the Portfolios from an underweight in U.S. dollar-denominated emerging markets debt to an overweighted position because of supportive macroeconomic conditions for U.S. dollar-denominated emerging markets debt. In the second quarter, we grew even more bullish on U.S. dollar-denominated emerging markets debt versus developed markets debt because of strong momentum, supportive macroeconomic conditions and high risk premiums for U.S. dollar-denominated emerging markets debt. We were bearish on local emerging markets debt versus developed markets debt during the first half of the Reporting Period, shifting to a bullish view during the second quarter of 2012.

Q	What was the Portfolios’ tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2012, we were bullish on stocks versus bonds. The Portfolios were overweight through the Underlying Funds in U.S. equities relative to international equities. Within the U.S. equity market, the Portfolios were overweight growth stocks versus value stocks and were overweight large-cap stocks versus small-cap stocks. We were bearish on emerging market equities versus developed market equities. In fixed income, we held a bearish view on U.S. fixed income relative to international fixed income. The Portfolios were overweight U.S. high yield bonds versus U.S. investment grade bonds. At the end of the Reporting Period, we were bullish on U.S. dollar-denominated emerging markets debt versus developed markets debt, and we were bullish on local emerging markets debt versus developed markets debt.

The Board of Trustees of Goldman Sachs Trust has approved a proposal to liquidate all six Goldman Sachs Retirement Strategies Portfolios — the Goldman Sachs Retirement Strategy 2010 Portfolio, the Goldman Sachs Retirement Strategy 2015 Portfolio, the Goldman Sachs Retirement Strategy 2020 Portfolio, the Goldman Sachs Retirement Strategy 2030 Portfolio, the Goldman Sachs Retirement Strategy 2040 Portfolio and the Goldman Sachs Retirement Strategy 2050 Portfolio. On or about December 7, 2012 (the “Liquidation Date”), all shares of the Portfolios outstanding will be automatically redeemed by the Portfolios. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in each Portfolio’s net assets.

FUND BASICS

Retirement Strategy 2010 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW

September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2010 Composite Index[2]
Class A	6.35%	7.80%
Institutional	6.56	7.80
Class IR	6.73	7.80
Class R	6.08	7.80

[1]

The net asset value ("NAV") represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2010 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2010 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-7.72%	-1.25%	9/5/07
Institutional	-2.11	0.29	9/5/07
Class IR	-2.11	-0.44	11/30/07
Class R	-2.75	-0.93	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	2.89%
Institutional	0.72	2.49
Class IR	0.87	2.64
Class R	1.37	3.14

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2010 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	6.35%	0.53%
Including sales charges	0.54%	-0.60%

Institutional (Commenced September 5, 2007)	6.56%	0.89%

Class IR (Commenced November 30, 2007)	6.73%	0.24%

Class R (Commenced November 30, 2007)	6.08%	-0.26%

FUND BASICS

Retirement Strategy 2015 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2015 Composite Index[2]
Class A	6.51%	8.16%
Institutional	7.04	8.16
Class IR	6.84	8.16
Class R	6.26	8.16

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2015 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2015 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-9.00%	-2.24%	9/5/07
Institutional	-3.18	-0.70	9/5/07
Class IR	-3.48	-1.46	11/30/07
Class R	-3.88	-1.95	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	2.97%
Institutional	0.79	2.57
Class IR	0.94	2.72
Class R	1.44	3.22

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2015 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	6.51%	-0.41%
Including sales charges	0.61%	-1.53%

Institutional (Commenced September 5, 2007)	7.04%	-0.02%

Class IR (Commenced November 30, 2007)	6.84%	-0.71%

Class R (Commenced November 30, 2007)	6.26%	-1.22%

FUND BASICS

Retirement Strategy 2020 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2020 Composite Index[2]
Class A	6.49%	8.36%
Institutional	7.05	8.36
Class IR	6.84	8.36
Class R	6.22	8.36

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2020 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2020 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-10.05%	-3.00%	9/5/07
Institutional	-4.47	-1.46	9/5/07
Class IR	-4.69	-2.24	11/30/07
Class R	-5.10	-2.72	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	2.51%
Institutional	0.85	2.11
Class IR	1.00	2.26
Class R	1.50	2.76

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	6.49%	-1.14%
Including sales charges	0.66%	-2.25%

Institutional (Commenced September 5, 2007)	7.05%	-0.73%

Class IR (Commenced November 30, 2007)	6.84%	-1.45%

Class R (Commenced November 30, 2007)	6.22%	-1.95%

FUND BASICS

Retirement Strategy 2030 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011 – August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2030 Composite Index[2]
Class A	7.04%	8.60%
Institutional	7.49	8.60
Class IR	7.27	8.60
Class R	6.67	8.60

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2030 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2030 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-10.93%	-3.95%	9/5/07
Institutional	-5.43	-2.47	9/5/07
Class IR	-5.56	-3.28	11/30/07
Class R	-6.00	-3.67	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.32%	2.16%
Institutional	0.92	1.76
Class IR	1.07	1.91
Class R	1.57	2.41

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	7.04%	-2.03%
Including sales charges	1.15%	-3.13%

Institutional (Commenced September 5, 2007)	7.49%	-1.66%

Class IR (Commenced November 30, 2007)	7.27%	-2.40%

Class R (Commenced November 30, 2007)	6.67%	-2.84%

FUND BASICS

Retirement Strategy 2040 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2040 Composite Index[2]
Class A	7.16%	8.72%
Institutional	7.56	8.72
Class IR	7.43	8.72
Class R	6.94	8.72

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2040 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2040 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-11.63%	-4.40%	9/5/07
Institutional	-6.18	-2.90	9/5/07
Class IR	-6.08	-3.64	11/30/07
Class R	-6.59	-4.09	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	2.62%
Institutional	0.84	2.22
Class IR	0.99	2.37
Class R	1.49	2.87

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	7.16%	-2.45%
Including sales charges	1.22%	-3.55%

Institutional (Commenced September 5, 2007)	7.56%	-2.06%

Class IR (Commenced November 30, 2007)	7.43%	-2.77%

Class R (Commenced November 30, 2007)	6.94%	-3.23%

FUND BASICS

Retirement Strategy 2050 Portfolio

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Portfolio Total Return (based on NAV)[1]	Retirement Strategy 2050 Composite Index[2]
Class A	7.30%	8.81%
Institutional	7.68	8.81
Class IR	7.61	8.81
Class R	6.99	8.81

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Retirement Strategy 2050 Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Retirement Strategy 2050 Composite Index is comprised of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-11.78%	-4.72%	9/5/07
Institutional	-6.19	-3.22	9/5/07
Class IR	-6.41	-4.02	11/30/07
Class R	-6.87	-4.49	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	3.18%
Institutional	0.85	2.78
Class IR	1.00	2.93
Class R	1.50	3.43

[4]

The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS[5]
Percentage of Net Assets

[5]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Since Inception
Class A (Commenced September 5, 2007)
Excluding sales charges	7.30%	-2.76%
Including sales charges	1.44%	-3.85%

Institutional (Commenced September 5, 2007)	7.68%	-2.39%

Class IR (Commenced November 30, 2007)	7.61%	-3.10%

Class R (Commenced November 30, 2007)	6.99%	-3.61%

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 101.1%
Underlying Core Equity Funds – 43.1%
62,110	Goldman Sachs Structured International Equity Fund	$553,404
34,280	Goldman Sachs Structured Large Cap Growth Fund	501,516
35,124	Goldman Sachs Structured Large Cap Value Fund	397,605
18,170	Goldman Sachs Strategic Growth Fund	218,041
13,859	Goldman Sachs Large Cap Value Fund	169,905
6,710	Goldman Sachs Structured Small Cap Equity Fund	89,983

		1,930,454

Underlying Core Fixed Income Funds – 35.2%
67,731	Goldman Sachs Inflation Protected Securities Fund	788,393
35,361	Goldman Sachs Global Income Fund	479,147
28,941	Goldman Sachs Core Fixed Income Fund	309,381

		1,576,921

Underlying Other Diversifier Funds – 22.8%
23,705	Goldman Sachs Absolute Return Tracker Fund	214,056
32,835	Goldman Sachs Commodity Strategy Fund	197,666
19,927	Goldman Sachs High Yield Fund	144,672
13,411	Goldman Sachs Structured International Small Cap Fund	105,945
6,950	Goldman Sachs Emerging Markets Debt Fund	95,082
9,157	Goldman Sachs Local Emerging Markets Debt Fund	85,339
4,555	Goldman Sachs Real Estate Securities Fund	71,789
10,617	Goldman Sachs International Real Estate Securities Fund	63,487
5,540	Goldman Sachs Structured Emerging Markets Equity Fund	44,432

		1,022,468

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 101.1%
(Cost $4,313,316)		$4,529,843

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(48,405)

NET ASSETS – 100.0%		$4,481,438

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 101.3%
Underlying Core Equity Funds – 52.2%
116,843	Goldman Sachs Structured International Equity Fund	$1,041,071
58,368	Goldman Sachs Structured Large Cap Growth Fund	853,923
61,591	Goldman Sachs Structured Large Cap Value Fund	697,208
30,967	Goldman Sachs Strategic Growth Fund	371,598
24,273	Goldman Sachs Large Cap Value Fund	297,581
10,490	Goldman Sachs Structured Small Cap Equity Fund	140,670

		3,402,051

Underlying Core Fixed Income Funds – 25.6%
71,593	Goldman Sachs Inflation Protected Securities Fund	833,346
44,503	Goldman Sachs Global Income Fund	603,010
21,416	Goldman Sachs Core Fixed Income Fund	228,940

		1,665,296

Underlying Other Diversifier Funds – 23.5%
55,122	Goldman Sachs Commodity Strategy Fund	331,832
34,917	Goldman Sachs Absolute Return Tracker Fund	315,301
23,139	Goldman Sachs High Yield Fund	167,987
21,008	Goldman Sachs Structured International Small Cap Fund	165,967
10,306	Goldman Sachs Emerging Markets Debt Fund	140,981
13,469	Goldman Sachs Local Emerging Markets Debt Fund	125,534
6,766	Goldman Sachs Real Estate Securities Fund	106,629
15,631	Goldman Sachs International Real Estate Securities Fund	93,473
10,356	Goldman Sachs Structured Emerging Markets Equity Fund	83,059

		1,530,763

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 101.3%
(Cost $6,221,442)		$6,598,110

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(87,824)

NET ASSETS – 100.0%		$6,510,286

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.7%
Underlying Core Equity Funds – 59.4%
215,225	Goldman Sachs Structured International Equity Fund	$1,917,654
100,594	Goldman Sachs Structured Large Cap Growth Fund	1,471,685
107,975	Goldman Sachs Structured Large Cap Value Fund	1,222,277
53,342	Goldman Sachs Strategic Growth Fund	640,110
42,532	Goldman Sachs Large Cap Value Fund	521,437
17,413	Goldman Sachs Structured Small Cap Equity Fund	233,511

		6,006,674

Underlying Core Fixed Income Funds – 17.2%
74,975	Goldman Sachs Inflation Protected Securities Fund	872,705
53,144	Goldman Sachs Global Income Fund	720,095
14,103	Goldman Sachs Core Fixed Income Fund	150,763

		1,743,563

Underlying Other Diversifier Funds – 24.1%
93,308	Goldman Sachs Commodity Strategy Fund	561,712
50,066	Goldman Sachs Absolute Return Tracker Fund	452,092
34,356	Goldman Sachs Structured International Small Cap Fund	271,416
36,038	Goldman Sachs High Yield Fund	261,633
15,994	Goldman Sachs Emerging Markets Debt Fund	218,799
20,935	Goldman Sachs Local Emerging Markets Debt Fund	195,113
10,509	Goldman Sachs Real Estate Securities Fund	165,627
20,422	Goldman Sachs Structured Emerging Markets Equity Fund	163,782
24,290	Goldman Sachs International Real Estate Securities Fund	145,253

		2,435,427

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.7%
(Cost $9,457,291)		$10,185,664

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(75,326)

NET ASSETS – 100.0%		$10,110,338

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%
Underlying Core Equity Funds – 69.1%
493,128	Goldman Sachs Structured International Equity Fund	$4,393,769
225,983	Goldman Sachs Structured Large Cap Growth Fund	3,306,132
247,068	Goldman Sachs Structured Large Cap Value Fund	2,796,812
119,867	Goldman Sachs Strategic Growth Fund	1,438,405
97,338	Goldman Sachs Large Cap Value Fund	1,193,360
35,349	Goldman Sachs Structured Small Cap Equity Fund	474,036

		13,602,514

Underlying Core Fixed Income Funds – 8.0%
67,504	Goldman Sachs Inflation Protected Securities Fund	785,748
57,836	Goldman Sachs Global Income Fund	783,680

		1,569,428

Underlying Other Diversifier Funds – 23.4%
195,537	Goldman Sachs Commodity Strategy Fund	1,177,134
85,319	Goldman Sachs Absolute Return Tracker Fund	770,426
70,931	Goldman Sachs Structured International Small Cap Fund	560,354
52,313	Goldman Sachs Structured Emerging Markets Equity Fund	419,551
24,864	Goldman Sachs Real Estate Securities Fund	391,856
50,450	Goldman Sachs High Yield Fund	366,268
57,424	Goldman Sachs International Real Estate Securities Fund	343,395
22,393	Goldman Sachs Emerging Markets Debt Fund	306,342
29,280	Goldman Sachs Local Emerging Markets Debt Fund	272,890

		4,608,216

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $17,367,647)		$19,780,158

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(95,749)

NET ASSETS – 100.0%		$19,684,409

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%
Underlying Core Equity Funds – 73.5%
244,873	Goldman Sachs Structured International Equity Fund	$2,181,822
113,653	Goldman Sachs Structured Large Cap Growth Fund	1,662,751
125,162	Goldman Sachs Structured Large Cap Value Fund	1,416,836
60,338	Goldman Sachs Strategic Growth Fund	724,055
49,389	Goldman Sachs Large Cap Value Fund	605,513
16,728	Goldman Sachs Structured Small Cap Equity Fund	224,322

		6,815,299

Underlying Core Fixed Income Funds – 4.7%
32,028	Goldman Sachs Global Income Fund	433,982

Underlying Other Diversifier Funds – 22.3%
94,759	Goldman Sachs Commodity Strategy Fund	570,450
37,851	Goldman Sachs Absolute Return Tracker Fund	341,794
34,322	Goldman Sachs Structured International Small Cap Fund	271,140
27,830	Goldman Sachs Structured Emerging Markets Equity Fund	223,193
13,591	Goldman Sachs Real Estate Securities Fund	214,198
31,433	Goldman Sachs International Real Estate Securities Fund	187,970
14,029	Goldman Sachs High Yield Fund	101,851
6,218	Goldman Sachs Emerging Markets Debt Fund	85,056
8,128	Goldman Sachs Local Emerging Markets Debt Fund	75,749

		2,071,401

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $8,282,151)		$9,320,682

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(44,644)

NET ASSETS – 100.0%		$9,276,038

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Schedule of Investments

August 31, 2012

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 103.5%
Underlying Core Equity Funds – 79.7%
102,928	Goldman Sachs Structured International Equity Fund	$917,086
48,553	Goldman Sachs Structured Large Cap Growth Fund	710,334
53,770	Goldman Sachs Structured Large Cap Value Fund	608,672
25,783	Goldman Sachs Strategic Growth Fund	309,400
21,211	Goldman Sachs Large Cap Value Fund	260,050
6,776	Goldman Sachs Structured Small Cap Equity Fund	90,869

		2,896,411

Underlying Core Fixed Income Funds – 1.8%
4,940	Goldman Sachs Global Income Fund	66,937

Underlying Other Diversifier Funds – 22.0%
38,839	Goldman Sachs Commodity Strategy Fund	233,809
14,512	Goldman Sachs Absolute Return Tracker Fund	131,045
14,132	Goldman Sachs Structured International Small Cap Fund	111,640
12,262	Goldman Sachs Structured Emerging Markets Equity Fund	98,341
6,220	Goldman Sachs Real Estate Securities Fund	98,030
14,407	Goldman Sachs International Real Estate Securities Fund	86,152
2,157	Goldman Sachs High Yield Fund	15,659
962	Goldman Sachs Emerging Markets Debt Fund	13,166
1,251	Goldman Sachs Local Emerging Markets Debt Fund	11,661

		799,503

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 103.5%
(Cost $3,555,527)		$3,762,851

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(126,813)

NET ASSETS – 100.0%		$3,636,038

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2012

Retirement Strategy 2010 Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $4,313,316, $6,221,442, $9,457,291, $17,367,647, $8,282,151 and $3,555,527)	$ 4,529,843
Cash	—
Receivables:
Investments sold	38,041
Reimbursement from investment adviser	37,283
Dividends	3,746
Portfolio shares sold	452
Other assets	32
Total assets	4,609,397

Liabilities:
Due to custodian	32,617
Payables:
Investments purchased	3,746
Amounts owed to affiliates	2,301
Portfolio shares redeemed	165
Accrued expenses	89,130
Total liabilities	127,959

Net Assets:
Paid-in capital	5,371,366
Undistributed (distributions in excess of) net investment income	18,742
Accumulated net realized loss	(1,125,197)
Net unrealized gain	216,527
NET ASSETS	$ 4,481,438
Net Assets:
Class A	$ 3,347,383
Institutional	7,445
Class IR	10,109
Class R	1,116,501
Total Net Assets	$ 4,481,438
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	388,289
Institutional	820
Class IR	1,169
Class R	129,684
Net asset value, offering and redemption price per share:(a)
Class A	$8.62
Institutional	9.07
Class IR	8.65
Class R	8.61

(a)	Maximum public offering price per share for Class A Shares of the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050 Portfolios is $9.12, $8.71, $8.47, $8.14, $7.93 and $7.84, respectively.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio	Retirement Strategy 2020 Portfolio	Retirement Strategy 2030 Portfolio	Retirement Strategy 2040 Portfolio	Retirement Strategy 2050 Portfolio

$6,598,110	$10,185,664	$19,780,158	$9,320,682	$3,762,851
526	666	1,698	1,378	—

—	—	—	—	5,962
35,320	40,460	41,944	40,229	38,230
4,175	5,129	5,882	1,169	183
1,318	1,983	3,751	7,300	3,116
43	56	94	56	34
6,639,492	10,233,958	19,833,527	9,370,814	3,810,376

—	—	—	—	452

4,175	5,129	5,882	1,169	183
2,748	4,509	8,046	4,039	1,531
36,954	26,174	44,813	2,251	84,426
85,329	87,808	90,377	87,317	87,746
129,206	123,620	149,118	94,776	174,338

7,757,669	10,788,563	19,483,480	10,349,740	5,420,672
27,157	119,364	125,115	27,994	100,253
(1,651,208)	(1,525,962)	(2,336,697)	(2,140,227)	(2,092,211)
376,668	728,373	2,412,511	1,038,531	207,324
$6,510,286	$10,110,338	$19,684,409	$9,276,038	$3,636,038

$4,004,530	$7,776,001	$14,432,730	$7,894,215	$2,804,976
1,520,079	865,484	3,576,096	863,382	594,177
15,445	275,828	213,112	8,746	8,606
970,232	1,193,025	1,462,471	509,695	228,279
$6,510,286	$10,110,338	$19,684,409	$9,276,038	$3,636,038

486,460	972,103	1,877,781	1,054,283	378,770
183,675	107,316	462,689	114,565	79,612
1,870	34,349	27,762	1,164	1,157
118,969	149,859	190,912	68,262	30,835

$8.23	$8.00	$7.69	$7.49	$7.41
8.28	8.06	7.73	7.54	7.46
8.26	8.03	7.68	7.52	7.44
8.16	7.96	7.66	7.47	7.40

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2012

Retirement Strategy 2010 Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$107,143
Total investment income	107,143

Expenses:
Professional fees	87,496
Registration fees	55,616
Custody and accounting fees	38,523
Printing and mailing costs	30,773
Trustee fees	15,183
Distribution and Service fees(a)	14,266
Transfer Agent fees(a)	8,860
Management fees	7,005
Other	10,416
Total expenses	268,138
Less — expense reductions	(239,688)
Net expenses	28,450
NET INVESTMENT INCOME	78,693

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	72,720
Net realized gain (loss) from Affiliated Underlying Funds	(90,438)
Net change in unrealized gain (loss) on Affiliated Underlying Funds	224,324
Net realized and unrealized gain	206,606
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$285,299

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Class A	Class R	Class A	Institutional	Class IR	Class R
Retirement Strategy 2010	$8,992	$5,274	$6,834	$4	$18	$2,004
Retirement Strategy 2015	10,171	7,509	7,730	608	23	2,854
Retirement Strategy 2020	21,700	4,880	16,492	515	415	1,855
Retirement Strategy 2030	39,153	7,204	29,757	1,792	389	2,737
Retirement Strategy 2040	20,840	2,941	15,839	554	16	1,117
Retirement Strategy 2050	7,950	1,020	6,042	410	15	387

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio	Retirement Strategy 2020 Portfolio	Retirement Strategy 2030 Portfolio	Retirement Strategy 2040 Portfolio	Retirement Strategy 2050 Portfolio

$166,730	$278,357	$577,755	$290,066	$130,412
166,730	278,357	577,755	290,066	130,412

87,508	87,496	87,496	87,496	87,496
55,414	55,688	56,468	55,538	55,263
37,906	43,406	45,393	44,393	41,850
31,449	36,496	47,684	35,481	29,984
15,189	15,199	15,225	15,197	15,183
17,680	26,580	46,357	23,781	8,970
11,215	19,277	34,675	17,526	6,854
10,654	16,744	32,679	15,478	6,626
10,436	11,076	10,638	10,485	10,407
277,451	311,962	376,615	305,375	262,633
(240,459)	(253,379)	(270,747)	(252,304)	(241,774)
36,992	58,583	105,868	53,071	20,859
129,738	219,774	471,887	236,995	109,553

85,307	108,781	124,734	6,738	2,543
(19,881)	6,757	(250,142)	54,540	(5,819)
245,113	420,830	1,186,326	484,000	223,987
310,539	536,368	1,060,918	545,278	220,711
$440,277	$756,142	$1,532,805	$782,273	$330,264

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2010 Portfolio
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$78,693	$272,327
Net realized gain (loss)	(17,718)	1,918,153
Net change in unrealized gain (loss)	224,324	(616,207)
Net increase in net assets resulting from operations	285,299	1,574,273

Distributions to shareholders:
From net investment income
Class A Shares	(152,938)	(169,854)
Institutional Shares	—	(172,543)
Class IR Shares	(426)	(312)
Class R Shares	(39,021)	(64,179)
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(192,385)	(406,888)

From share transactions:
Proceeds from sales of shares	777,596	3,337,941
Reinvestment of distributions	191,894	406,210
Cost of shares redeemed	(2,125,927)	(11,233,105)
Net decrease in net assets resulting from share transactions	(1,156,437)	(7,488,954)
TOTAL DECREASE	(1,063,523)	(6,321,569)

Net assets:
Beginning of year	5,544,961	11,866,530
End of year	$4,481,438	$5,544,961
Undistributed (distributions in excess of) net investment income	$18,742	$65,843

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIO

Retirement Strategy 2015 Portfolio		Retirement Strategy 2020 Portfolio
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$129,738	$268,940	$219,774	$366,263
65,426	1,890,737	115,538	2,175,125
245,113	(596,445)	420,830	(435,355)
440,277	1,563,232	756,142	2,106,033

(132,652)	(141,662)	(192,865)	(280,175)
(53,398)	(201,695)	(38,934)	(157,850)
(395)	(275)	(5,217)	(5,051)
(49,924)	(28,143)	(17,961)	(21,884)

—	—	(72,437)	—
—	—	(12,163)	—
—	—	(1,701)	—
—	—	(7,299)	—
(236,369)	(371,775)	(348,577)	(464,960)

1,325,053	3,335,907	3,433,144	5,849,209
235,709	370,303	348,036	464,562
(2,927,538)	(7,889,878)	(6,878,310)	(9,734,431)
(1,366,776)	(4,183,668)	(3,097,130)	(3,420,660)
(1,162,868)	(2,992,211)	(2,689,565)	(1,779,587)

7,673,154	10,665,365	12,799,903	14,579,490
$6,510,286	$7,673,154	$10,110,338	$12,799,903
$27,157	$56,568	$119,364	$57,320

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Retirement Strategy 2030 Portfolio
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$471,887	$523,194
Net realized gain (loss)	(125,408)	1,660,468
Net change in unrealized gain (loss)	1,186,326	548,745
Net increase in net assets resulting from operations	1,532,805	2,732,407

Distributions to shareholders:
From net investment income
Class A Shares	(332,340)	(400,680)
Institutional Shares	(129,112)	(168,089)
Class IR Shares	(10,467)	(1,562)
Class R Shares	(27,338)	(34,327)
From net realized gains
Class A Shares	(69,064)	—
Institutional Shares	(22,150)	—
Class IR Shares	(1,771)	—
Class R Shares	(6,379)	—
Total distributions to shareholders	(598,621)	(604,658)

From share transactions:
Proceeds from sales of shares	4,785,159	10,817,313
Reinvestment of distributions	597,305	602,424
Cost of shares redeemed	(11,100,597)	(8,823,680)
Net increase (decrease) in net assets resulting from share transactions	(5,718,133)	2,596,057
TOTAL INCREASE (DECREASE)	(4,783,949)	4,723,806

Net assets:
Beginning of year	24,468,358	19,744,552
End of year	$19,684,409	$24,468,358
Undistributed net investment income	$125,115	$44,761

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio		Retirement Strategy 2050 Portfolio
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$236,995	$298,420	$109,553	$230,844
61,278	1,566,726	(3,276)	1,461,114
484,000	(2,296)	223,987	54,049
782,273	1,862,850	330,264	1,746,007

(187,337)	(175,415)	(79,488)	(79,043)
(45,921)	(112,649)	(34,455)	(168,453)
(190)	(189)	(206)	(180)
(12,128)	(11,758)	(4,226)	(2,978)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(245,576)	(300,011)	(118,375)	(250,654)

3,339,472	6,109,658	1,725,834	3,243,243
245,409	299,944	118,283	250,522
(7,086,570)	(7,515,711)	(3,898,647)	(8,728,879)
(3,501,689)	(1,106,109)	(2,054,530)	(5,235,114)
(2,964,992)	456,730	(1,842,641)	(3,739,761)

12,241,030	11,784,300	5,478,679	9,218,440
$9,276,038	$12,241,030	$3,636,038	$5,478,679
$27,994	$35,544	$100,253	$108,669

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$8.46	$0.15	(d)	$0.36	$0.51	$(0.35)	$—	$(0.35)
2012 - Institutional	8.51	0.18	(d)	0.38	0.56	—	—	—
2012 - IR	8.49	0.16	(d)	0.38	0.54	(0.38)	—	(0.38)
2012 - R	8.44	0.12	(d)	0.37	0.49	(0.32)	—	(0.32)
2011 - A	7.91	0.19	(d)	0.62	0.81	(0.26)	—	(0.26)
2011 - Institutional	7.97	0.25	(d)	0.59	0.84	(0.30)	—	(0.30)
2011 - IR	7.95	0.21	(d)	0.62	0.83	(0.29)	—	(0.29)
2011 - R	7.93	0.20	(d)	0.59	0.79	(0.28)	—	(0.28)
2010 - A	7.69	0.17	(d)	0.28	0.45	(0.23)	— (e)	(0.23)
2010 - Institutional	7.74	0.24	(d)	0.24	0.48	(0.25)	— (e)	(0.25)
2010 - IR	7.72	0.20	(d)	0.27	0.47	(0.24)	— (e)	(0.24)
2010 - R	7.71	0.07	(d)	0.36	0.43	(0.21)	— (e)	(0.21)
2009 - A	9.03	0.26	(d)	(1.29)	(1.03)	(0.24)	(0.07)	(0.31)
2009 - Institutional	9.06	0.28	(d)	(1.28)	(1.00)	(0.25)	(0.07)	(0.32)
2009 - IR	9.04	0.27	(d)	(1.28)	(1.01)	(0.24)	(0.07)	(0.31)
2009 - R	9.01	0.24	(d)	(1.28)	(1.04)	(0.19)	(0.07)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.01)	(0.71)	(0.20)	(0.06)	(0.26)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(0.98)	(0.66)	(0.22)	(0.06)	(0.28)
2008 - IR (Commenced November 30, 2007)	10.28	0.32		(1.28)	(0.96)	(0.22)	(0.06)	(0.28)
2008 - R (Commenced November 30, 2007)	10.28	0.31		(1.31)	(1.00)	(0.21)	(0.06)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$8.62	6.35%	$3,347	0.55%		5.69%		1.75%		33%
9.07	6.56	7	0.15		5.29		2.09		33
8.65	6.73	10	0.30		5.44		1.97		33
8.61	6.08	1,117	0.80		5.94		1.45		33
8.46	10.21	4,488	0.55		2.32		2.24		57
8.51	10.52	59	0.15		1.92		2.81		57
8.49	10.40	9	0.30		2.07		2.44		57
8.44	9.98	988	0.80		2.57		2.25		57
7.91	5.85	6,901	0.55		2.06		2.06		60
7.97	6.28	4,558	0.15		1.66		2.90		60
7.95	6.16	9	0.30		1.81		2.43		60
7.93	5.56	399	0.80		2.31		0.86		60
7.69	(10.77)	5,065	0.55		3.16		3.91		54
7.74	(10.38)	8,330	0.15		2.76		4.13		54
7.72	(10.59)	8	0.30		2.91		3.97		54
7.71	(10.98)	8	0.80		3.41		3.50		54

9.03	(7.27)	1,604	0.55	(f)	3.54	(f)	2.59	(f)	41
9.06	(6.85)	9,296	0.15	(f)	3.14	(f)	2.74	(f)	41
9.04	(9.58)	9	0.30	(f)	3.29	(f)	2.37	(f)	41
9.01	(9.92)	9	0.80	(f)	3.79	(f)	2.30	(f)	41

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$7.99	$0.14	(d)	$0.36	$0.50	$(0.26)	$—	$(0.26)
2012 - Institutional	8.03	0.17	(d)	0.37	0.54	(0.29)	—	(0.29)
2012 - IR	8.02	0.15	(d)	0.38	0.53	(0.29)	—	(0.29)
2012 - R	7.94	0.12	(d)	0.36	0.48	(0.26)	—	(0.26)
2011 - A	7.44	0.18	(d)	0.60	0.78	(0.23)	—	(0.23)
2011 - Institutional	7.48	0.23	(d)	0.58	0.81	(0.26)	—	(0.26)
2011 - IR	7.47	0.19	(d)	0.61	0.80	(0.25)	—	(0.25)
2011 - R	7.42	0.16	(d)	0.61	0.77	(0.25)	—	(0.25)
2010 - A	7.29	0.15	(d)	0.21	0.36	(0.21)	—	(0.21)
2010 - Institutional	7.33	0.21	(d)	0.17	0.38	(0.23)	—	(0.23)
2010 - IR	7.31	0.18	(d)	0.20	0.38	(0.22)	—	(0.22)
2010 - R	7.30	0.08	(d)	0.25	0.33	(0.21)	—	(0.21)
2009 - A	8.86	0.23	(d)	(1.45)	(1.22)	(0.21)	(0.14)	(0.35)
2009 - Institutional	8.89	0.26	(d)	(1.46)	(1.20)	(0.22)	(0.14)	(0.36)
2009 - IR	8.87	0.25	(d)	(1.46)	(1.21)	(0.21)	(0.14)	(0.35)
2009 - R	8.84	0.21	(d)	(1.44)	(1.23)	(0.17)	(0.14)	(0.31)
FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.16)	(0.86)	(0.22)	(0.06)	(0.28)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(1.13)	(0.81)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.26	0.31		(1.40)	(1.09)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.26	0.31		(1.44)	(1.13)	(0.23)	(0.06)	(0.29)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$8.23	6.51%	$4,005	0.55%		3.94%		1.79%		35%
8.28	7.04	1,520	0.15		3.54		2.16		35
8.26	6.84	15	0.30		3.69		1.92		35
8.16	6.26	970	0.80		4.19		1.59		35
7.99	10.40	4,442	0.55		2.33		2.16		57
8.03	10.80	1,704	0.15		1.93		2.81		57
8.02	10.66	10	0.30		2.08		2.33		57
7.94	10.28	1,518	0.80		2.58		1.91		57
7.44	4.94	5,153	0.55		2.14		2.02		49
7.48	5.23	5,361	0.15		1.74		2.79		49
7.47	5.25	8	0.30		1.89		2.34		49
7.42	4.55	143	0.80		2.39		1.12		49
7.29	(12.96)	4,287	0.55		3.23		3.58		39
7.33	(12.64)	8,946	0.15		2.83		3.95		39
7.31	(12.85)	8	0.30		2.98		3.81		39
7.30	(13.25)	12	0.80		3.48		3.30		39

8.86	(8.80)	1,741	0.55	(e)	3.57	(e)	2.27	(e)	34
8.89	(8.38)	9,855	0.15	(e)	3.17	(e)	2.60	(e)	34
8.87	(10.90)	9	0.30	(e)	3.32	(e)	2.79	(e)	34
8.84	(11.24)	9	0.80	(e)	3.82	(e)	2.25	(e)	34

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$7.74	$0.15	(d)	$0.33	$0.48	$(0.16)	$(0.06)	$(0.22)
2012 - Institutional	7.79	0.20	(d)	0.33	0.53	(0.20)	(0.06)	(0.26)
2012 - IR	7.77	0.16	(d)	0.35	0.51	(0.19)	(0.06)	(0.25)
2012 - R	7.71	0.12	(d)	0.34	0.46	(0.15)	(0.06)	(0.21)
2011 - A	7.14	0.16	(d)	0.65	0.81	(0.21)	—	(0.21)
2011 - Institutional	7.19	0.23	(d)	0.60	0.83	(0.23)	—	(0.23)
2011 - IR	7.18	0.18	(d)	0.64	0.82	(0.23)	—	(0.23)
2011 - R	7.14	0.15	(d)	0.63	0.78	(0.21)	—	(0.21)
2010 - A	7.06	0.14	(d)	0.16	0.30	(0.22)	—	(0.22)
2010 - Institutional	7.10	0.21	(d)	0.12	0.33	(0.24)	—	(0.24)
2010 - IR	7.09	0.09	(d)	0.23	0.32	(0.23)	—	(0.23)
2010 - R	7.08	0.09	(d)	0.20	0.29	(0.23)	—	(0.23)
2009 - A	8.74	0.19	(d)	(1.57)	(1.38)	(0.15)	(0.15)	(0.30)
2009 - Institutional	8.77	0.23	(d)	(1.58)	(1.35)	(0.17)	(0.15)	(0.32)
2009 - IR	8.75	0.22	(d)	(1.58)	(1.36)	(0.15)	(0.15)	(0.30)
2009 - R	8.72	0.13	(d)	(1.51)	(1.38)	(0.11)	(0.15)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.27)	(0.97)	(0.23)	(0.06)	(0.29)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.31		(1.24)	(0.93)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.25	0.31		(1.51)	(1.20)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.25	0.30		(1.53)	(1.23)	(0.24)	(0.06)	(0.30)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$8.00	6.49%	$7,776	0.55%		2.82%		1.93%		42%
8.06	7.05	865	0.15		2.42		2.53		42
8.03	6.84	276	0.30		2.57		2.05		42
7.96	6.22	1,193	0.80		3.07		1.56		42
7.74	11.20	10,221	0.55		1.81		2.01		59
7.79	11.50	1,504	0.15		1.41		2.81		59
7.77	11.33	187	0.30		1.56		2.22		59
7.71	10.89	889	0.80		2.06		1.81		59
7.14	4.21	9,999	0.55		1.91		1.95		64
7.19	4.66	4,270	0.15		1.51		2.82		64
7.18	4.53	100	0.30		1.66		1.22		64
7.14	3.98	210	0.80		2.16		1.16		64
7.06	(15.06)	7,658	0.55		3.00		3.04		45
7.10	(14.69)	7,744	0.15		2.60		3.73		45
7.09	(14.80)	8	0.30		2.75		3.58		45
7.08	(15.21)	55	0.80		3.25		1.98		45

8.74	(9.94)	3,049	0.55	(e)	3.47	(e)	2.06	(e)	33
8.77	(9.56)	9,040	0.15	(e)	3.07	(e)	2.48	(e)	33
8.75	(11.97)	9	0.30	(e)	3.22	(e)	2.68	(e)	33
8.72	(12.31)	9	0.80	(e)	3.72	(e)	2.17	(e)	33

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$7.37	$0.15	(d)	$0.35	$0.50	$(0.15)	$(0.03)	$(0.18)
2012 - Institutional	7.41	0.20	(d)	0.33	0.53	(0.18)	(0.03)	(0.21)
2012 - IR	7.38	0.26	(d)	0.26	0.52	(0.19)	(0.03)	(0.22)
2012 - R	7.35	0.13	(d)	0.35	0.48	(0.14)	(0.03)	(0.17)
2011 - A	6.71	0.15	(d)	0.68	0.83	(0.17)	—	(0.17)
2011 - Institutional	6.75	0.19	(d)	0.67	0.86	(0.20)	—	(0.20)
2011 - IR	6.74	0.26	(d)	0.57	0.83	(0.19)	—	(0.19)
2011 - R	6.71	0.13	(d)	0.68	0.81	(0.17)	—	(0.17)
2010 - A	6.65	0.13	(d)	0.08	0.21	(0.15)	—	(0.15)
2010 - Institutional	6.68	0.21	(d)	0.03	0.24	(0.17)	—	(0.17)
2010 - IR	6.67	0.07	(d)	0.16	0.23	(0.16)	—	(0.16)
2010 - R	6.66	0.10	(d)	0.11	0.21	(0.16)	—	(0.16)
2009 - A	8.53	0.14	(d)	(1.69)	(1.55)	(0.18)	(0.15)	(0.33)
2009 - Institutional	8.55	0.20	(d)	(1.73)	(1.53)	(0.19)	(0.15)	(0.34)
2009 - IR	8.53	0.20	(d)	(1.73)	(1.53)	(0.18)	(0.15)	(0.33)
2009 - R	8.50	0.02	(d)	(1.57)	(1.55)	(0.14)	(0.15)	(0.29)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.45)	(1.16)	(0.24)	(0.07)	(0.31)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.43)	(1.13)	(0.25)	(0.07)	(0.32)
2008 - IR (Commenced November 30, 2007)	10.22	0.30		(1.67)	(1.37)	(0.25)	(0.07)	(0.32)
2008 - R (Commenced November 30, 2007)	10.22	0.29		(1.69)	(1.40)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$7.69	7.04%	$14,433	0.55%		1.79%		2.05%		33%
7.73	7.49	3,576	0.15		1.39		2.66		33
7.68	7.27	213	0.30		1.54		3.55		33
7.66	6.67	1,462	0.80		2.04		1.78		33
7.37	12.32	17,572	0.55		1.39		1.89		53
7.41	12.66	5,457	0.15		0.99		2.39		53
7.38	12.26	15	0.30		1.14		3.40		53
7.35	11.98	1,425	0.80		1.64		1.72		53
6.71	3.14	15,923	0.55		1.57		1.92		67
6.75	3.57	2,941	0.15		1.17		2.99		67
6.74	3.44	53	0.30		1.32		0.98		67
6.71	3.02	827	0.80		1.82		1.42		67
6.65	(17.33)	12,749	0.55		2.66		2.48		39
6.68	(16.99)	7,700	0.15		2.26		3.48		39
6.67	(17.10)	7	0.30		2.41		3.37		39
6.66	(17.52)	533	0.80		2.91		0.25		39

8.53	(11.97)	3,747	0.55	(e)	3.42	(e)	1.91	(e)	39
8.55	(11.67)	8,838	0.15	(e)	3.02	(e)	2.33	(e)	39
8.53	(13.77)	9	0.30	(e)	3.17	(e)	2.65	(e)	39
8.50	(14.11)	9	0.80	(e)	3.67	(e)	2.14	(e)	39

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$7.14	$0.16	(d)	$0.34	$0.50	$(0.15)	$—	$(0.15)
2012 - Institutional	7.19	0.22	(d)	0.31	0.53	(0.18)	—	(0.18)
2012 - IR	7.17	0.16	(d)	0.36	0.52	(0.17)	—	(0.17)
2012 - R	7.12	0.14	(d)	0.34	0.48	(0.13)	—	(0.13)
2011 - A	6.49	0.13	(d)	0.66	0.79	(0.14)	—	(0.14)
2011 - Institutional	6.52	0.20	(d)	0.63	0.83	(0.16)	—	(0.16)
2011 - IR	6.51	0.17	(d)	0.64	0.81	(0.15)	—	(0.15)
2011 - R	6.48	0.12	(d)	0.66	0.78	(0.14)	—	(0.14)
2010 - A	6.48	0.12	(d)	0.06	0.18	(0.17)	—	(0.17)
2010 - Institutional	6.51	0.18	(d)	0.02	0.20	(0.19)	—	(0.19)
2010 - IR	6.49	0.14	(d)	0.06	0.20	(0.18)	—	(0.18)
2010 - R	6.49	0.08	(d)	0.08	0.16	(0.17)	—	(0.17)
2009 - A	8.45	0.12	(d)	(1.72)	(1.60)	(0.16)	(0.21)	(0.37)
2009 - Institutional	8.47	0.20	(d)	(1.77)	(1.57)	(0.18)	(0.21)	(0.39)
2009 - IR	8.45	0.19	(d)	(1.78)	(1.59)	(0.16)	(0.21)	(0.37)
2009 - R	8.42	0.04	(d)	(1.64)	(1.60)	(0.12)	(0.21)	(0.33)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.52)	(1.23)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.50)	(1.20)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.73)	(1.43)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$7.49	7.16%	$7,894	0.55%		3.00%		2.20%		38%
7.54	7.56	863	0.15		2.60		3.05		38
7.52	7.43	9	0.30		2.75		2.27		38
7.47	6.94	510	0.80		3.25		2.01		38
7.14	12.06	9,767	0.55		1.93		1.77		58
7.19	12.68	1,821	0.15		1.53		2.63		58
7.17	12.40	8	0.30		1.68		2.27		58
7.12	11.86	645	0.80		2.18		1.65		58
6.49	2.66	7,769	0.55		2.07		1.78		63
6.52	2.94	3,605	0.15		1.67		2.68		63
6.51	2.97	8	0.30		1.82		1.99		63
6.48	2.38	402	0.80		2.32		1.19		63
6.48	(17.91)	6,435	0.55		3.41		2.24		36
6.51	(17.53)	7,314	0.15		3.01		3.45		36
6.49	(17.77)	7	0.30		3.16		3.31		36
6.49	(18.08)	198	0.80		3.66		0.73		36

8.45	(12.73)	1,751	0.55	(e)	3.64	(e)	1.83	(e)	32
8.47	(12.43)	8,760	0.15	(e)	3.24	(e)	2.26	(e)	32
8.45	(14.43)	9	0.30	(e)	3.39	(e)	2.59	(e)	32
8.42	(14.77)	9	0.80	(e)	3.89	(e)	2.08	(e)	32

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$7.07	$0.17	(d)	$0.33	$0.50	$(0.16)	$—	$(0.16)
2012 - Institutional	7.12	0.22	(d)	0.31	0.53	(0.19)	—	(0.19)
2012 - IR	7.10	0.16	(d)	0.36	0.52	(0.18)	—	(0.18)
2012 - R	7.07	0.12	(d)	0.36	0.48	(0.15)	—	(0.15)
2011 - A	6.42	0.13	(d)	0.67	0.80	(0.15)	—	(0.15)
2011 - Institutional	6.46	0.20	(d)	0.63	0.83	(0.17)	—	(0.17)
2011 - IR	6.45	0.15	(d)	0.66	0.81	(0.16)	—	(0.16)
2011 - R	6.41	0.11	(d)	0.67	0.78	(0.12)	—	(0.12)
2010 - A	6.42	0.11	(d)	0.03	0.14	(0.14)	—	(0.14)
2010 - Institutional	6.44	0.15	(d)	0.03	0.18	(0.16)	—	(0.16)
2010 - IR	6.43	0.13	(d)	0.04	0.17	(0.15)	—	(0.15)
2010 - R	6.43	0.01	(d)	0.10	0.11	(0.13)	—	(0.13)
2009 - A	8.40	0.10	(d)	(1.74)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - Institutional	8.43	0.18	(d)	(1.82)	(1.64)	(0.10)	(0.25)	(0.35)
2009 - IR	8.41	0.17	(d)	(1.81)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - R	8.38	0.14	(d)	(1.79)	(1.65)	(0.05)	(0.25)	(0.30)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.57)	(1.28)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.54)	(1.24)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.29		(1.79)	(1.50)	(0.26)	(0.07)	(0.33)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate

$7.41	7.30%	$2,805	0.55%		6.04%		2.36%		41%
7.46	7.68	594	0.15		5.64		3.04		41
7.44	7.61	9	0.30		5.79		2.30		41
7.40	6.99	228	0.80		6.29		1.75		41
7.07	12.35	4,022	0.55		2.48		1.71		47
7.12	12.77	1,265	0.15		2.08		2.63		47
7.10	12.48	8	0.30		2.23		2.01		47
7.07	12.08	184	0.80		2.73		1.47		47
6.42	2.08	3,080	0.55		2.56		1.67		53
6.46	2.65	5,937	0.15		2.16		2.16		53
6.45	2.52	7	0.30		2.31		1.94		53
6.41	1.68	195	0.80		2.81		0.10		53
6.42	(18.64)	2,304	0.55		4.38		1.76		28
6.44	(18.51)	7,131	0.15		3.98		3.21		28
6.43	(18.62)	7	0.30		4.13		3.09		28
6.43	(18.93)	8	0.80		4.63		2.54		28

8.40	(13.18)	501	0.55	(e)	3.79	(e)	1.74	(e)	39
8.43	(12.77)	8,716	0.15	(e)	3.39	(e)	2.13	(e)	39
8.41	(14.77)	9	0.30	(e)	3.54	(e)	2.35	(e)	39
8.38	(15.11)	8	0.80	(e)	4.04	(e)	1.87	(e)	39

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Retirement Strategies Portfolios	A, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity, fixed income and other diversifier underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

C.  Fair Value Hierarchy — All shares of the Underlying Funds held by the Portfolios are classified as Level 1 securities. Please refer to the Schedule of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM agreed to waive a portion of its management fee equal to 0.05% of each Portfolio’s average daily net assets through at least December 29, 2012. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A and Class R Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively. The Distributor at its discretion may use compensation for distribution services paid under each Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge
Portfolio	Class A
Retirement Strategy 2010	$—	*
Retirement Strategy 2015	200
Retirement Strategy 2020	500
Retirement Strategy 2030	400
Retirement Strategy 2040	500
Retirement Strategy 2050	200

*	Amount is less than $100.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets for Class A, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Portfolio is 0.014%. These Other Expense reimbursements will remain in place through at least December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.

For the fiscal year ended August 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Portfolio	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Retirement Strategy 2010	$2	$238	$240
Retirement Strategy 2015	3	237	240
Retirement Strategy 2020	5	248	253
Retirement Strategy 2030	11	260	271
Retirement Strategy 2040	5	247	252
Retirement Strategy 2050	2	240	242

As of August 31, 2012, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

Portfolio	Management Fees		Distribution and Service Fees	Transfer Agent Fees	Total
Retirement Strategy 2010	$—	*	$1	$1	$2
Retirement Strategy 2015	1		1	1	3
Retirement Strategy 2020	1		2	2	5
Retirement Strategy 2030	1		4	3	8
Retirement Strategy 2040	1		2	1	4
Retirement Strategy 2050	—	*	1	1	2

*	Amount is less than $500.

F.  Line of Credit Facility — As of August 31, 2012, the Portfolios participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2012, the Portfolios did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

G.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The table below shows the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended August 31, 2012 (in thousands):

Retirement Strategy 2010 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$279	$40	$(101)	$(2)	$(2)	$214	$—	$3
Goldman Sachs Commodity Strategy Fund	282	36	(110)	(4)	(6)	198	3	—
Goldman Sachs Core Fixed Income Fund	502	104	(313)	11	5	309	9	—
Goldman Sachs Emerging Markets Debt Fund	60	58	(30)	— **	7	95	4	1
Goldman Sachs Global Income Fund	584	128	(256)	4	19	479	10	—
Goldman Sachs High Yield Fund	66	113	(40)	(1)	7	145	8	1
Goldman Sachs Inflation Protected Securities Fund	1,075	305	(583)	13	(22)	788	13	68
Goldman Sachs International Real Estate Securities Fund	76	12	(27)	(2)	5	64	2	—
Goldman Sachs Large Cap Value Fund	144	70	(68)	(2)	26	170	2	—
Goldman Sachs Local Emerging Markets Debt Fund	58	57	(26)	(1)	(3)	85	3	—	**
Goldman Sachs Real Estate Securities Fund	81	11	(31)	3	8	72	1	—
Goldman Sachs Strategic Growth Fund	149	105	(74)	4	34	218	1	—
Goldman Sachs Structured Emerging Markets Equity Fund	99	22	(64)	(10)	(3)	44	1	—
Goldman Sachs Structured International Equity Fund	1,170	138	(668)	(135)	48	553	34	—
Goldman Sachs Structured International Small Cap Fund	148	21	(55)	2	(10)	106	3	—
Goldman Sachs Structured Large Cap Growth Fund	356	270	(200)	14	62	502	5	—
Goldman Sachs Structured Large Cap Value Fund	344	177	(177)	7	47	398	7	—
Goldman Sachs Structured Small Cap Equity Fund	117	60	(98)	9	2	90	1	—
Total	$5,590	$1,727	$(2,921)	$(90)	$224	$4,530	$107	$73

*	Includes reinvestment of distributions.
**	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Retirement Strategy 2015 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$383	$75	$(137)	$(3)	$(3)	$315	$—	$4
Goldman Sachs Commodity Strategy Fund	430	71	(151)	(8)	(10)	332	6	—
Goldman Sachs Core Fixed Income Fund	479	80	(343)	14	(1)	229	8	—
Goldman Sachs Emerging Markets Debt Fund	83	94	(46)	1	9	141	6	1
Goldman Sachs Global Income Fund	660	232	(318)	5	24	603	13	—
Goldman Sachs High Yield Fund	72	141	(52)	(2)	9	168	9	1
Goldman Sachs Inflation Protected Securities Fund	1,128	396	(678)	24	(37)	833	14	79
Goldman Sachs International Real Estate Securities Fund	106	20	(36)	(5)	8	93	3	—
Goldman Sachs Large Cap Value Fund	249	127	(121)	(2)	45	298	4	—
Goldman Sachs Local Emerging Markets Debt Fund	80	92	(42)	(3)	(2)	125	5	—	**
Goldman Sachs Real Estate Securities Fund	112	19	(43)	5	14	107	2	—
Goldman Sachs Strategic Growth Fund	257	185	(136)	10	56	372	2	—
Goldman Sachs Structured Emerging Markets Equity Fund	164	30	(93)	13	(31)	83	2	—
Goldman Sachs Structured International Equity Fund	1,917	292	(1,025)	(146)	3	1,041	64	—
Goldman Sachs Structured International Small Cap Fund	217	38	(78)	(5)	(6)	166	5	—
Goldman Sachs Structured Large Cap Growth Fund	610	452	(341)	35	98	854	10	—
Goldman Sachs Structured Large Cap Value Fund	589	301	(292)	20	79	697	12	—
Goldman Sachs Structured Small Cap Equity Fund	176	101	(153)	27	(10)	141	2	—
Total	$7,712	$2,746	$(4,085)	$(20)	$245	$6,598	$167	$85

*	Includes reinvestment of distributions.
**	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Retirement Strategy 2020 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$584	$158	$(282)	$(4)	$(4)	$452	$—	$7
Goldman Sachs Commodity Strategy Fund	779	165	(360)	(6)	(16)	562	10	—
Goldman Sachs Core Fixed Income Fund	538	117	(514)	12	(2)	151	7	—
Goldman Sachs Emerging Markets Debt Fund	142	163	(102)	7	9	219	9	1
Goldman Sachs Global Income Fund	855	390	(560)	10	25	720	16	—
Goldman Sachs High Yield Fund	120	235	(105)	(3)	15	262	13	1
Goldman Sachs Inflation Protected Securities Fund	1,378	614	(1,095)	6	(30)	873	16	99
Goldman Sachs International Real Estate Securities Fund	180	42	(82)	(10)	15	145	4	—
Goldman Sachs Large Cap Value Fund	484	258	(302)	(3)	84	521	9	—
Goldman Sachs Local Emerging Markets Debt Fund	138	149	(84)	(3)	(5)	195	8	1
Goldman Sachs Real Estate Securities Fund	188	42	(93)	10	19	166	3	—
Goldman Sachs Strategic Growth Fund	501	349	(331)	26	95	640	3	—
Goldman Sachs Structured Emerging Markets Equity Fund	312	70	(191)	9	(36)	164	3	—
Goldman Sachs Structured International Equity Fund	3,613	671	(2,125)	(250)	9	1,918	123	—
Goldman Sachs Structured International Small Cap Fund	381	83	(174)	(4)	(15)	271	9	—
Goldman Sachs Structured Large Cap Growth Fund	1,189	842	(809)	98	152	1,472	19	—
Goldman Sachs Structured Large Cap Value Fund	1,149	597	(713)	52	137	1,222	23	—
Goldman Sachs Structured Small Cap Equity Fund	312	196	(304)	60	(31)	233	3	—
Total	$12,843	$5,141	$(8,226)	$7	$421	$10,186	$278	$109

*	Includes reinvestment of distributions.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Retirement Strategy 2030 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$962	$222	$(401)	$(7)	$(6)	$770	$—	$12
Goldman Sachs Commodity Strategy Fund	1,600	253	(621)	(10)	(45)	1,177	22	—
Goldman Sachs Core Fixed Income Fund	496	76	(576)	14	(10)	—	5	—
Goldman Sachs Emerging Markets Debt Fund	182	221	(120)	4	19	306	13	2
Goldman Sachs Global Income Fund	908	405	(568)	10	29	784	18	—
Goldman Sachs High Yield Fund	151	328	(129)	(3)	19	366	19	2
Goldman Sachs Inflation Protected Securities Fund	1,391	596	(1,166)	(7)	(28)	786	15	109
Goldman Sachs International Real Estate Securities Fund	429	72	(168)	(22)	32	343	10	—
Goldman Sachs Large Cap Value Fund	1,134	467	(593)	(8)	193	1,193	21	—
Goldman Sachs Local Emerging Markets Debt Fund	176	210	(102)	(5)	(6)	273	11	—	**
Goldman Sachs Real Estate Securities Fund	450	67	(193)	21	47	392	7	—
Goldman Sachs Strategic Growth Fund	1,173	634	(639)	44	226	1,438	8	—
Goldman Sachs Structured Emerging Markets Equity Fund	710	156	(389)	(14)	(43)	420	9	—
Goldman Sachs Structured International Equity Fund	7,863	1,164	(4,102)	(601)	71	4,395	296	—
Goldman Sachs Structured International Small Cap Fund	771	129	(302)	(14)	(24)	560	19	—
Goldman Sachs Structured Large Cap Growth Fund	2,783	1,464	(1,505)	150	414	3,306	46	—
Goldman Sachs Structured Large Cap Value Fund	2,690	1,008	(1,336)	82	353	2,797	53	—
Goldman Sachs Structured Small Cap Equity Fund	640	368	(595)	116	(55)	474	6	—
Total	$24,509	$7,840	$(13,505)	$(250)	$1,186	$19,780	$578	$125

*	Includes reinvestment of distributions.
**	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Retirement Strategy 2040 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$450	$140	$(243)	$(3)	$(2)	$342	$—	$6
Goldman Sachs Commodity Strategy Fund	817	175	(403)	4	(23)	570	11	—
Goldman Sachs Core Fixed Income Fund	290	49	(341)	8	(6)	—	3	—
Goldman Sachs Emerging Markets Debt Fund	53	69	(44)	3	4	85	3	1
Goldman Sachs Global Income Fund	533	270	(390)	6	15	434	10	—
Goldman Sachs High Yield Fund	44	100	(46)	(1)	5	102	5	—	**
Goldman Sachs International Real Estate Securities Fund	250	56	(123)	(7)	12	188	6	—
Goldman Sachs Large Cap Value Fund	621	287	(401)	(6)	105	606	11	—
Goldman Sachs Local Emerging Markets Debt Fund	51	63	(35)	(1)	(2)	76	3	—	**
Goldman Sachs Real Estate Securities Fund	261	53	(138)	29	9	214	4	—
Goldman Sachs Strategic Growth Fund	642	373	(433)	29	113	724	4	—
Goldman Sachs Structured Emerging Markets Equity Fund	384	108	(241)	(2)	(26)	223	5	—
Goldman Sachs Structured International Equity Fund	4,140	766	(2,456)	(231)	(37)	2,182	160	—
Goldman Sachs Structured International Small Cap Fund	396	88	(194)	1	(20)	271	10	—
Goldman Sachs Structured Large Cap Growth Fund	1,524	849	(1,010)	103	197	1,663	25	—
Goldman Sachs Structured Large Cap Value Fund	1,475	614	(904)	56	176	1,417	27	—
Goldman Sachs Structured Small Cap Equity Fund	329	201	(337)	67	(36)	224	3	—
Total	$12,260	$4,261	$(7,739)	$55	$484	$9,321	$290	$7

*	Includes reinvestment of distributions.
**	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Retirement Strategy 2050 Portfolio

Underlying Funds	Market Value 8/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 8/31/2012	Dividend Income		Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$191	$66	$(124)	$(1)	$(1)	$131	$—		$3
Goldman Sachs Commodity Strategy Fund	379	92	(226)	7	(18)	234	5		—
Goldman Sachs Core Fixed Income Fund	44	14	(58)	1	(1)	—	—	**	—
Goldman Sachs Emerging Markets Debt Fund	8	13	(9)	— **	1	13	1		—	**
Goldman Sachs Global Income Fund	80	55	(71)	1	2	67	2		—
Goldman Sachs High Yield Fund	6	17	(9)	— **	2	16	1		—	**
Goldman Sachs International Real Estate Securities Fund	127	31	(73)	(4)	5	86	3		—
Goldman Sachs Large Cap Value Fund	302	142	(229)	(4)	49	260	5		—
Goldman Sachs Local Emerging Markets Debt Fund	8	12	(7)	— **	(1)	12	—	**	—	**
Goldman Sachs Real Estate Securities Fund	134	31	(84)	17	—	98	2		—
Goldman Sachs Strategic Growth Fund	312	183	(249)	17	46	309	2		—
Goldman Sachs Structured Emerging Markets Equity Fund	185	58	(131)	6	(20)	98	2		—
Goldman Sachs Structured International Equity Fund	1,945	408	(1,305)	(182)	51	917	77		—
Goldman Sachs Structured International Small Cap Fund	183	45	(107)	2	(11)	112	4		—
Goldman Sachs Structured Large Cap Growth Fund	743	412	(580)	68	67	710	12		—
Goldman Sachs Structured Large Cap Value Fund	719	305	(521)	39	67	609	13		—
Goldman Sachs Structured Small Cap Equity Fund	152	94	(168)	27	(14)	91	1		—
Total	$5,518	$1,978	$(3,951)	$(6)	$224	$3,763	$130		$3

*	Includes reinvestment of distributions.
**	Amount is less than $500.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Institutional Class and Class IR Shares of the following Funds:

Portfolio	Institutional Class	Class IR
Retirement Strategy 2010	86%	100%
Retirement Strategy 2015	—	63
Retirement Strategy 2040	—	100
Retirement Strategy 2050	—	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended August 31, 2012, were as follows:

Portfolio	Purchases	Sales
Retirement Strategy 2010 Portfolio	$1,568,018	$2,920,523
Retirement Strategy 2015 Portfolio	2,519,940	4,085,098
Retirement Strategy 2020 Portfolio	4,786,021	8,225,596
Retirement Strategy 2030 Portfolio	7,184,974	13,505,489
Retirement Strategy 2040 Portfolio	3,979,995	7,738,578
Retirement Strategy 2050 Portfolio	1,849,662	3,951,061

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Retirement Strategy 2010	Retirement Strategy 2015	Retirement Strategy 2020	Retirement Strategy 2030	Retirement Strategy 2040	Retirement Strategy 2050
Distributions paid from:
Ordinary income	$192,385	$236,369	$255,032	$499,385	$245,576	$118,375
Net long-term capital gains	—	—	93,545	99,236	—	—
Total taxable distributions	$192,385	$236,369	$348,577	$598,621	$245,576	$118,375

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Retirement Strategy 2010	Retirement Strategy 2015	Retirement Strategy 2020	Retirement Strategy 2030	Retirement Strategy 2040	Retirement Strategy 2050
Distributions paid from ordinary income	$406,888	$371,775	$464,960	$604,658	$300,011	$250,654

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

6. TAX INFORMATION (continued)

As of August 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Retirement Strategy 2010	Retirement Strategy 2015	Retirement Strategy 2020	Retirement Strategy 2030	Retirement Strategy 2040	Retirement Strategy 2050
Undistributed ordinary income — net	$18,691	$26,218	$119,107	$124,616	$28,569	$102,947
Capital loss carryforwards:(1)
Expiring 2017	—	(37,262)	—	—	(60,191)	(127,377)
Expiring 2018	(540,451)	(331,636)	—	—	(337,900)	(280,682)
Expiring 2019	(151,718)	(514,387)	—	—	(243,225)	(963,783)
Perpetual Short-term	(35,202)	—	—	—	—	—
Perpetual Long-term	(166,188)	(166,499)	(197,822)	(160,522)	(135,735)	(44,780)
Total capital loss carryforwards	$(893,559)	$(1,049,784)	$(197,822)	$(160,522)	$(777,051)	$(1,416,622)
Timing differences (Qualified Late Year Loss Deferrals)	(18,914)	(2,441)	(127,884)	(241,179)	(265,559)	(172,067)
Unrealized gains (losses) — net	3,854	(221,376)	(471,626)	478,014	(59,661)	(298,892)
Total accumulated gains (losses) — net	$(889,928)	$(1,247,383)	$(678,225)	$200,929	$(1,073,702)	$(1,784,634)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on August 31 of the year indicated.

As of August 31, 2012, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Retirement Strategy 2010	Retirement Strategy 2015	Retirement Strategy 2020	Retirement Strategy 2030	Retirement Strategy 2040	Retirement Strategy 2050
Tax Cost	$4,525,989	$6,819,486	$10,657,290	$19,302,144	$9,380,343	$4,061,743
Gross unrealized gain	277,322	481,475	803,761	2,418,492	1,070,844	297,381
Gross unrealized loss	(273,468)	(702,851)	(1,275,387)	(1,940,478)	(1,130,505)	(596,273)
Net unrealized security gain (loss)	$3,854	$(221,376)	$(471,626)	$478,014	$(59,661)	$(298,892)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of Underlying Fund investments.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from the differences in tax treatment of dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

6. TAX INFORMATION (continued)

Portfolio	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Retirement Strategy 2010	$(66,591)	$66,591
Retirement Strategy 2015	(77,220)	77,220
Retirement Strategy 2020	(97,247)	97,247
Retirement Strategy 2030	(107,724)	107,724
Retirement Strategy 2040	(1,031)	1,031
Retirement Strategy 2050	(406)	406

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — An Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.

Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Portfolios’ financial statements.

Effective September 10, 2012, the Trustees approved a Plan of liquidation of the Portfolios. The liquidation is expected to be effective on or about December 7, 2012.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Retirement Strategy 2010 Portfolio

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	70,756	$586,511	126,114	$1,100,273
Reinvestment of distributions	19,104	152,447	19,810	169,176
Shares redeemed	(232,118)	(1,944,337)	(487,874)	(4,208,359)
	(142,258)	(1,205,379)	(341,950)	(2,938,910)
Institutional Shares
Shares sold	58	510	2,711	23,053
Reinvestment of distributions	—	—	20,134	172,543
Shares redeemed	(6,151)	(52,130)	(588,122)	(5,229,482)
	(6,093)	(51,620)	(565,277)	(5,033,886)
Class IR Shares
Shares sold	3	27	—	—
Reinvestment of distributions	53	426	36	312
Shares redeemed	(3)	(27)	—	—
	53	426	36	312
Class R Shares
Shares sold	22,957	190,548	257,342	2,214,615
Reinvestment of distributions	4,890	39,021	7,524	64,179
Shares redeemed	(15,288)	(129,433)	(198,068)	(1,795,264)
	12,559	100,136	66,798	483,530
NET DECREASE	(135,739)	$(1,156,437)	(840,393)	$(7,488,954)

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio
For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

133,959	$1,064,310	151,905	$1,262,488	302,901	$2,333,108	426,936	$3,466,723
17,390	131,992	17,202	140,540	36,032	264,833	35,190	280,114
(220,782)	(1,750,087)	(306,087)	(2,514,982)	(688,101)	(5,318,820)	(540,387)	(4,383,510)
(69,433)	(553,785)	(136,980)	(1,111,954)	(349,168)	(2,720,879)	(78,261)	(636,673)

17,652	140,926	74,669	603,180	85,507	651,822	193,293	1,509,019
7,017	53,398	24,584	201,345	6,905	51,026	19,689	157,513
(53,120)	(422,475)	(603,643)	(5,236,587)	(177,980)	(1,418,230)	(614,184)	(5,205,623)
(28,451)	(228,151)	(504,390)	(4,432,062)	(85,568)	(715,382)	(401,202)	(3,539,091)

611	4,884	79	656	18,175	139,411	18,271	147,578
52	395	34	275	939	6,917	632	5,051
—	—	—	—	(8,788)	(66,010)	(8,841)	(73,589)
663	5,279	113	931	10,326	80,318	10,062	79,040

14,597	114,933	184,961	1,469,583	40,722	308,803	92,308	725,889
6,630	49,924	3,466	28,143	3,452	25,260	2,753	21,884
(93,452)	(754,976)	(16,503)	(138,309)	(9,658)	(75,250)	(9,181)	(71,709)
(72,225)	(590,119)	171,924	1,359,417	34,516	258,813	85,880	676,064
(169,446)	$(1,366,776)	(469,333)	$(4,183,668)	(389,894)	$(3,097,130)	(383,521)	$(3,420,660)

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Retirement Strategy 2030 Portfolio

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	487,637	$3,591,055	735,729	$5,722,894
Reinvestment of distributions	57,102	400,088	52,214	399,439
Shares redeemed	(1,051,487)	(7,749,453)	(775,293)	(6,012,622)
	(506,748)	(3,758,310)	12,650	109,711
Institutional Shares
Shares sold	73,794	555,910	583,849	4,320,797
Reinvestment of distributions	21,512	151,262	21,786	167,096
Shares redeemed	(368,758)	(2,814,297)	(305,381)	(2,488,266)
	(273,452)	(2,107,125)	300,254	1,999,627
Class IR Shares
Shares sold	60,617	439,087	1,660	12,892
Reinvestment of distributions	1,748	12,238	204	1,562
Shares redeemed	(36,612)	(272,022)	(7,675)	(61,788)
	25,753	179,303	(5,811)	(47,334)
Class R Shares
Shares sold	27,233	199,107	100,853	760,730
Reinvestment of distributions	4,822	33,717	4,493	34,327
Shares redeemed	(35,099)	(264,825)	(34,743)	(261,004)
	(3,044)	(32,001)	70,603	534,053
NET INCREASE (DECREASE)	(757,491)	$(5,718,133)	377,696	$2,596,057

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio
For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

378,587	$2,693,825	560,281	$4,259,880	192,029	$1,346,615	258,483	$1,954,606
27,485	187,170	23,442	175,348	11,840	79,449	10,580	79,035
(719,109)	(5,140,705)	(413,968)	(3,145,580)	(394,303)	(2,766,352)	(179,523)	(1,367,779)
(313,037)	(2,259,710)	169,755	1,289,648	(190,434)	(1,340,288)	89,540	665,862

74,136	531,950	221,153	1,580,486	44,177	310,247	167,293	1,240,844
6,713	45,921	15,000	112,649	5,104	34,402	22,444	168,329
(219,382)	(1,650,680)	(535,762)	(4,299,932)	(147,333)	(1,092,046)	(931,501)	(7,278,126)
(138,533)	(1,072,809)	(299,609)	(2,606,797)	(98,052)	(747,397)	(741,764)	(5,868,953)

—	—	323	2,455	2	12	—	—
28	190	25	189	31	206	24	180
—	—	(494)	(3,860)	(2)	(12)	—	—
28	190	(146)	(1,216)	31	206	24	180

16,003	113,697	35,624	266,837	9,793	68,960	6,360	47,793
1,783	12,128	1,572	11,758	629	4,226	398	2,978
(40,055)	(295,185)	(8,733)	(66,339)	(5,561)	(40,237)	(11,131)	(82,974)
(22,269)	(169,360)	28,463	212,256	4,861	32,949	(4,373)	(32,203)
(473,811)	$(3,501,689)	(101,537)	$(1,106,109)	(283,594)	$(2,054,530)	(656,573)	$(5,235,114)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Retirement Strategies Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Board of Trustees of the Portfolios approved the liquidation of the Portfolios effective on or about December 7, 2012.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2012

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2012 (Unaudited)

As a shareholder of Class A, Institutional, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Strategy 2010 Portfolio				Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio				Retirement Strategy 2030 Portfolio				Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
Class A
Actual	$1,000.00	$1,015.30		$2.81	$1,000.00	$1,011.10		$2.80	$1,000.00	$1,007.60		$2.80	$1,000.00	$1,005.20		$2.80	$1,000.00	$1,004.00		$2.80	$1,000.00	$1,002.70		$2.80
Hypothetical 5% return	1,000.00	1,022.35	+	2.82	1,000.00	1,022.35	+	2.82	1,000.00	1,022.35	+	2.82	1,000.00	1,022.35	+	2.82	1,000.00	1,022.35	+	2.82	1,000.00	1,022.34	+	2.83
Institutional
Actual	1,000.00	1,018.00		0.82	1,000.00	1,013.50		0.78	1,000.00	1,010.00		0.78	1,000.00	1,006.50		0.78	1,000.00	1,005.30		0.78	1,000.00	1,004.00		0.78
Hypothetical 5% return	1,000.00	1,024.33	+	0.82	1,000.00	1,024.36	+	0.78	1,000.00	1,024.36	+	0.79	1,000.00	1,024.36	+	0.79	1,000.00	1,024.36	+	0.79	1,000.00	1,024.36	+	0.79
Class IR
Actual	1,000.00	1,017.60		1.52	1,000.00	1,012.30		1.54	1,000.00	1,008.80		1.53	1,000.00	1,006.60		1.54	1,000.00	1,005.30		1.57	1,000.00	1,004.00		1.44
Hypothetical 5% return	1,000.00	1,023.63	+	1.53	1,000.00	1,023.61	+	1.54	1,000.00	1,023.61	+	1.55	1,000.00	1,023.61	+	1.55	1,000.00	1,023.57	+	1.58	1,000.00	1,023.70	+	1.46
Class R
Actual	1,000.00	1,015.30		4.07	1,000.00	1,009.90		4.07	1,000.00	1,006.30		4.05	1,000.00	1,003.90		4.05	1,000.00	1,002.70		4.05	1,000.00	1,001.40		4.05
Hypothetical 5% return	1,000.00	1,021.09	+	4.08	1,000.00	1,021.09	+	4.09	1,000.00	1,021.10	+	4.08	1,000.00	1,021.09	+	4.09	1,000.00	1,021.09	+	4.09	1,000.00	1,021.09	+	4.09

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class IR	Class R
All Retirement Strategies Portfolios	0.55%	0.15%	0.30%	0.80%

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040 and Goldman Sachs Retirement Strategy 2050 Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels;

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Portfolios and the Underlying Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Portfolio’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that each of the Portfolios had placed in the bottom half of its respective peer group for the one- and three-year periods and underperformed its benchmark index for the one-year period ended March 31, 2012. The Independent Trustees observed that each of the Portfolios, with the exception of the Retirement Strategies 2050 Portfolio, also outperformed its benchmark index for the three-year period ended March 31, 2012. The Independent Trustees noted that the Investment Adviser had discussed with the Board a plan to close the Portfolios to new investment and then liquidate the Portfolios in the near future. They observed that the Investment Adviser had made a significant effort to enhance the senior management of the portfolio management team in 2011. They also noted the team’s recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a four-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive portions of management fees paid by the Portfolios and certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Portfolios themselves do not have breakpoints in their management fee schedules, but that the benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement, the fees and expenses borne by the Underlying Funds, and the management fee waivers in place at the Portfolio level, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from the securities lending program.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios’ and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2013.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since) 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	109	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2012, the Trust consisted of 95 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Goldman Sachs Trust — Retirement Strategies Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2012, 10.61%,13.69%, 16.54%, 21.83%, 27.53% and 24.78% of the dividends paid from net investment company taxable income by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2012, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios designate 30.00%, 42.22%, 72.69%, 86.53%, 94.74% and 96.86%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Retirement Strategy 2020 and Retirement Strategy 2030 Portfolios designate $93,545 and $99,236, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2012.

From distributions paid during the fiscal year ended August 31, 2012, the total amount of income received by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios from sources within foreign countries and possessions of the United States was $0.0676, $0.0743, $0.0808, $0.0916, $0.0958 and $0.1050 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios was 16.02%, 23.37%, 28.91%, 38.88%, 47.65% and 47.49%, respectively. The total amount of taxes paid by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 Portfolio, and Retirement Strategy 2050 Portfolios to such countries was $0.0059, $0.0068, $0.0075, $0.0087, $0.0092 and $0.0102, per share, respectively.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund

Structured Equity

■	Income Builder Fund[3]
■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]

Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[4]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from a risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”)) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 84074.MF.MED.TMPL/10/2012 RTMTSAR12 / 1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,865,276	$2,621,427	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$37,500	Other attest services.

Tax Fees:

• PwC	$661,025	$750,377	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$1,339,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2012 and August 31, 2011 were approximately $661,025 and $787,877 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2012